UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      September  8, 2004
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                           HI-TECH PHARMACAL CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            No.0-20424                             11-2638720
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     (Commission File Number)           (IRS Employer Identification No.)

      369 Bayview Avenue, Amityville, New York                11701
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      (Address of Principal Executive Offices)              (Zip Code)

                                 (631) 789-8228
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e04(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On September 8, 2004, we issued a press release announcing our results of financial condition for the first quarter ended July 31, 2004. A copy of our press release is attached hereto as Exhibit 99.1. The information in this Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
99.1 Press Release of Hi-Tech Pharmacal Co., Inc., dated September 8, 2004, announcing our financial results for the first quarter ended
         July 31, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004        HI-TECH PHARMACAL CO., INC.


                               /s/David S. Seltzer
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                               Name:  David S. Seltzer
                               Title: President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit
Number       Description

99.1 Press release of Hi-Tech Pharmacal Co., Inc., dated September 8, 2004, announcing our financial results for the first quarter ended July 31, 2004.